UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011 (April 27, 2011)

SUBAYE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34660	35-2089848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A536-537, 13 Block, 232 Waihuandong Road,
Xiaoguwei Street,
University City,
Guangzhou GD
510006 China
 (Address of principal executive offices) (Zip Code)

(86) 20 3934 0180
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On April 27, 2011, Subaye, Inc. (the “Company”) received a subpoena from the Securities and Exchange Commission in regards to a formal investigation relating to a range of issues concerning the Company's business operations, including, among other things, the Company’s maintenance of books and records and the financial accounting records of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 29, 2011

SUBAYE, INC. By: /s/ Zhiguang Cai Name: Zhiguang Cai Title: Chief Executive Officer